EXHIBIT 21

                      Subsidiary of SBM Certificate Company



                                                               PERTCENTAGE OF
                                                                 OUTSTANDING
                                                                 STOCK HELD
NAME                         STATE OF INCORPORATION            BY REGISTRANT
-----                        ----------------------            --------------

Atlantic Capital             Maryland                          100%
Funding Corporation